GLOBAL STRUCTURED FINANCE
                                                WELLS FARGO HOME MORTGAGE 2003-H
                                                        10/1 CMT NON-AGENCY ARMS
                                                       COLLATERAL SUMMARY REPORT

1. GENERAL POOL CHARACTERISTICS

Pool Size: $500,049,274.87
Loan Count: 1,063
Cutoff Date: 2003-08-01
Avg. Orig. Balance: $471,207.35
W.A. FICO*: 741
W.A. Orig. LTV: 63.12%
W.A. Gross Coupon: 4.9278%
W.A. Net Coupon: 4.6678%
W.A. Total Servicing Fee: 0.2600%
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 LTV: 0.49%
% over 100 LTV: 0.00%
% with PMI: 0.49%
% over 80 with PMI: 100.00%
% with Prepay Penalty: 0.00%
W.A. Roll Term: 119 months
W.A. Margin: 2.750%
W.A. Initial Cap (ARMs): 5.000%
W.A. Interim Cap (ARMs): 2.000%
W.A. Life Cap (ARMs): 5.000%
W.A. Ceiling (ARMs): 9.928%
Max. Zipcode Conc.: 1.20%

* FICO not available for 3 loans, or 0.4% of the aggregate pool balance.


2. ORIGINAL BALANCE

ORIGINAL BALANCE                     PERCENT
less than 250,000                           0.92%
250,001 - 350,000                            6.14
350,001 - 450,000                           32.83
450,001 - 550,000                           30.49

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ORIGINAL BALANCE                     PERCENT
550,001 - 650,000                           20.68
650,001 - 750,000                            1.69
750,001 - 850,000                            2.56
850,001 - 950,000                            0.56
950,001 - 1,050,000                          4.15
TOTAL:                                    100.00%
Average: $471,207.35
Lowest: $97,600.00
Highest: $1,000,000.00

3. LIEN POSITION

LIEN POSITION                        PERCENT
1                                         100.00%
TOTAL:                                    100.00%

4. COUPON

COUPON                               PERCENT
3.251 - 3.375                               0.08%
3.376 - 3.500                                0.12
3.876 - 4.000                                0.40
4.001 - 4.125                                0.46
4.126 - 4.250                                1.01
4.251 - 4.375                                0.49
4.376 - 4.500                                2.18
4.501 - 4.625                                7.40
4.626 - 4.750                               14.41
4.751 - 4.875                               25.93
4.876 - 5.000                               20.56
5.001 - 5.125                               15.37
5.126 - 5.250                                6.91
5.251 - 5.375                                3.54
5.376 - 5.500                                0.44
5.501 - 5.625                                0.48
5.626 - 5.750                                0.13
5.751 - 5.875                                0.09
TOTAL:                                    100.00%
W.A.: 4.928%
Lowest: 3.375%
Highest: 5.875%

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5. FICO SCORE

FICO SCORE                           PERCENT
800 - 824                                   1.97%
775 - 799                                   22.72
750 - 774                                   25.38
725 - 749                                   17.45
700 - 724                                   14.15
675 - 699                                    9.31
650 - 674                                    6.63
625 - 649                                    1.74
600 - 624                                    0.30
Not Scored                                   0.36
TOTAL:                                    100.00%
W.A.: 741
Lowest: 610
Highest: 817

6. INDEX

INDEX                                PERCENT
1YR CMT                                   100.00%
TOTAL:                                    100.00%

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7. LOAN PURPOSE

LOAN PURPOSE                         PERCENT
R/T Refi                                   63.18%
Purchase                                    25.77
C/O Refi                                    11.05
TOTAL:                                    100.00%

8. PROPERTY TYPE

PROPERTY TYPE                        PERCENT
SFR                                        91.52%
Condo                                        6.94
PUD                                          0.94
MultiFamily                                  0.53
Co-Op                                        0.07
TOTAL:                                    100.00%

9. STATE

STATE                                PERCENT
California                                 50.92%
Illinois                                     6.21
New Jersey                                   5.62
Massachussetts                               4.98
Virginia                                     3.54
Other                                       28.72
TOTAL:                                    100.00%

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10. OCCUPANCY STATUS

OCCUPANCY STATUS                     PERCENT
Primary                                    95.87%
Secondary                                    4.13
TOTAL:                                    100.00%

11. ORIGINAL LTV

ORIGINAL LTV                         PERCENT
5.01 - 10.00                                0.06%
10.01 - 15.00                                0.31
15.01 - 20.00                                0.24
20.01 - 25.00                                0.79
25.01 - 30.00                                1.15
30.01 - 35.00                                2.39
35.01 - 40.00                                4.33
40.01 - 45.00                                3.78
45.01 - 50.00                                7.39
50.01 - 55.00                                6.50
55.01 - 60.00                                9.17
60.01 - 65.00                               10.84
65.01 - 70.00                               19.44
70.01 - 75.00                                7.61
75.01 - 80.00                               25.37
80.01 - 85.00                                0.24
85.01 - 90.00                                0.40
TOTAL:                                    100.00%
W.A.: 63.12%
Lowest: 8.19%
Highest: 90.00%

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12. DELINQUENCY*

DELINQUENCY*                         PERCENT
0-29 days                                 100.00%
TOTAL:                                    100.00%
* OTS method

13. CONVERTIBLE FLAG

CONVERTIBLE FLAG                     PERCENT
N                                         100.00%
TOTAL:                                    100.00%

14. SCHEDULED REMAINING TERM

SCHEDULED REMAINING
TERM                                 PERCENT
235 - 240                                   0.27%
295 - 300                                    0.07
349 - 354                                    0.40
355 - 360                                   99.26
TOTAL:                                    100.00%
W.A.: 358.8 months
Lowest: 239 months
Highest: 360 months

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15. CUTOFF LOAN AGE

CUTOFF LOAN AGE                      PERCENT
0                                          23.39%
1 - 6                                       76.32
7 - 12                                       0.29
TOTAL:                                    100.00%
W.A.: 0.9 months
Lowest: 0 months
Highest: 9 months

16. GROSS MARGIN

GROSS MARGIN                         PERCENT
2.750                                      99.93%
2.875                                        0.07
TOTAL:                                    100.00%
W.A.: 2.750%
Lowest: 2.750%
Highest: 2.875%

17. INITIAL CAP (ARMS)

INITIAL CAP (ARMS)                   PERCENT
5.000                                     100.00%
TOTAL:                                    100.00%
W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

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18. PERIODIC CAP (ARMS)

PERIODIC CAP (ARMS)                  PERCENT
2.000                                     100.00%
TOTAL:                                    100.00%
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

19. MAXIMUM RATE (ARMS)

MAXIMUM RATE (ARMS)                  PERCENT
8.001 - 9.000                               0.60%
9.001 - 10.000                              72.45
10.001 - 11.000                             26.95
TOTAL:                                    100.00%
W.A.: 9.928%
Lowest: 8.375%
Highest: 10.875%

20. CUT-OFF TERM TO ROLL (ARMS)

CUT-OFF TERM TO ROLL
(ARMS)                               PERCENT
109 - 114                                   0.40%
115 - 120                                   99.60
TOTAL:                                    100.00%
W.A.: 119.1 months
Lowest: 111 months
Highest: 120 months

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Banc of America Securities LLC

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